UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PEPGEN INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. PepGen Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, June 22, 2023 12:00 PM, Eastern Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/PEPG for more details. You must register to attend or participate in the annual meeting online at www.proxydocs.com/PEPG SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/PEPG TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PEPG. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 12, 2023. PepGen Inc. Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to be Held on June 22, 2023 For Stockholders of Record as of April 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials available on the Internet or by mail before voting. To view the proxy materials, (including the proxy statement and our 2022 annual report on form 10-K) and to obtain directions to attend the meeting, go to: www.proxydocs.com/PEPG. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. P.O. BOX 8016, CARY, NC 27512-9903

PepGen Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two Class I directors to our board of directors, to serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; 1.01 Christopher Ashton 1.02 Joshua Resnick 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted by the Named Proxies in their discretion. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2